Exhibit

March 5, 2002

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:
Aviation Distributors, Inc.

Ladies and Gentlemen:

        We have read the statements of Aviation Distributors, Inc. (the "Company") included in Item 4 of the Company's Current Report on Form 8-K, dated March 5, 2002, and agree with the statements concerning Grant Thornton contained therein.

GRANT THORNTON LLP